UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2020

Midwest Holding Inc.

(Exact name of registrant as specified in its charter)

NEBRASKA	000-10685	20-0362426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 South 70th Street, Suite 400

Lincoln, Nebraska 68506

(Address of principal executive offices) (Zip Code)

(402) 489-8266

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):\

◻        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

◻        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 3.03. Material Modification to Rights of Security Holders.

On July 14, 2020, Midwest Holding Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) as described in Item 5.07 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 14, 2020. As reported in that filing, the Company’s stockholders approved a resolution to change the Company’s jurisdiction of incorporation from the State of Nebraska to the State of Delaware (the “Reincorporation”). Effective August 17, 2020, the Company discontinued its existence as a corporation in the State of Nebraska and, pursuant to the Delaware General Corporation Law (the “DGCL”), continued its existence under the DGCL as a corporation incorporated in the State of Delaware. Pursuant to the Plan of Domestication, the Company effected the Reincorporation on August 17, 2020, by filing a Certificate of Conversion and Certificate of Incorporation (the “Delaware Certificate”) with the Secretary of State of the State of Delaware and by filing Articles of Charter Surrender with the State of Nebraska. Pursuant to the Plan of Conversion, the Company also adopted new Bylaws (the “Delaware Bylaws”). At the effective time of the Reincorporation, each outstanding share of common stock of the Company previously incorporated in Nebraska automatically converted into one share of common stock of the Company reincorporated in Delaware.

The rights of holders of the Company’s common stock are now governed by the Company’s Delaware Certificate, its Delaware Bylaws and the DGCL, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting as filed with the SEC on May 28, 2020 (the “2020 Proxy Statement”). The section of the 2020 Proxy Statement entitled “Proposal No. 2 — Reincorporation of the Company from the State of Nebraska to the State of Delaware” is hereby incorporated by reference into this Item 3.03.

Copies of the Delaware Certificate, the Delaware Bylaws, the Articles of Charter Surrender, the Certificate of Conversion, the Plan of Domestication and are filed as Exhibits 3.1, 3.2, 3.3, 3.4 and 2.1, respectively, to this Current Report on this Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to the Articles of Incorporation or Bylaws, Change in Fiscal Year.

As a result of the Reincorporation, the rights of the shareholders of the Company are now governed by the DGCL and by the Delaware Certificate of Incorporation and the Delaware Bylaws (together, the “Delaware Governing Documents”). Copies of the Delaware Charter and the Delaware Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference. As noted above, a detailed description of the changes in the rights of the Company’s shareholders as a result of the Reincorporation and the adoption of the Delaware Governing Documents is set forth in Proposal 2 of the Company’s 2020 Proxy Statement. The information set forth in Item 3.03 of this Current Report on Form 8-K is also incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits .

The following exhibits are filed herewith:

Exhibit No.	Description
2.1	Plan of Domestication (as filed with the Nebraska Secretary of State)
3.1	Certificate of Incorporation of Midwest Holding Inc. (as filed with the Delaware Secretary of State)
3.2	Bylaws of Midwest Holding Inc.
3.3	Articles of Charter Surrender (as filed with the Nebraska Secretary of State)
3.4	Certificate of Conversion (as filed with the Delaware Secretary of State)

EXHIBIT INDEX

Exhibit No.	Description
2.1	Plan of Domestication (as filed with the Nebraska Secretary of State)
3.1	Certificate of Incorporation of Midwest Holding Inc. (as filed with the Delaware Secretary of State)
3.2	Bylaws of Midwest Holding Inc.
3.3	Articles of Charter Surrender (as filed with the Nebraska Secretary of State)
3.4	Certificate of Conversion (as filed with the Delaware Secretary of State)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 21, 2020

MIDWEST HOLDING INC.

By:	/s/ Michael Minnich
Name: Michael Minnich
Title: Executive Chairman